SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): April 22, 2004

INDEPENDENT BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

(State or Jurisdiction of Incorporation or Organization)

0-7818	38-2032782

(Commission File Number)	(I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846

(Address of principal executive offices)

(616) 527-9450

(Registrant’s telephone number, including area code)

NONE

Former name, address and fiscal year, if changed since last report.

Item 7.         Financial Statements and Exhibits.

Exhibit

99      Supplemental data to the Registrant’s press release dated April 22, 2004.

Item 12. Results of Operations and Financial Condition.
The information attached at Exhibit 99 is supplemental data to the Registrant’s press release dated April 22, 2004 regarding its earnings during the quarter ended March 31, 2004.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date April 22, 2004 —————————————— Date April 22, 2004 ——————————————	By: /s/ Robert N. Shuster —————————————— Robert N. Shuster, Principal Financial Officer By: /s/ James J. Twarozynski —————————————— James J. Twarozynski, Principal Accounting Officer

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Financial Condition	Exhibit 99

	March 31, 2004	December 31, 2003

	(unaudited)

Assets	(in thousands)
Cash and due from banks	$57,268	$61,741
Securities available for sale	454,148	453,996
Federal Home Loan Bank stock, at cost	13,965	13,895
Loans held for sale	53,784	32,642
Loans
Commercial	609,626	603,558
Real estate mortgage	686,707	681,602
Installment	231,911	234,562
Finance receivables	175,768	147,671

Total Loans	1,704,012	1,667,393
Allowance for loan losses	(17,726)	(17,728)

Net Loans	1,686,286	1,649,665
Property and equipment, net	46,049	43,979
Bank owned life insurance	37,222	36,850
Goodwill	16,689	16,696
Other intangibles	7,071	7,523
Accrued income and other assets	41,783	43,135

Total Assets	$2,414,265	$2,360,122

Liabilities and Shareholders' Equity
Deposits
Non-interest bearing	$201,315	$192,733
Savings and NOW	731,380	700,541
Time	779,518	809,532

Total Deposits	1,712,213	1,702,806
Federal funds purchased	45,205	53,885
Other borrowings	358,053	331,819
Subordinated debentures	52,165	52,165
Financed premiums payable	36,813	26,340
Accrued expenses and other liabilities	37,280	30,891

Total Liabilities	2,241,729	2,197,906

Shareholders' Equity
Preferred stock, no par value--200,000 shares authorized; none outstanding
Common stock, $1.00 par value--30,000,000 shares authorized;
issued and outstanding: 19,691,374 shares at March 31, 2004
and 19,568,867 shares at December 31, 2003	19,691	19,569
Capital surplus	120,841	119,353
Retained earnings	22,245	16,953
Accumulated other comprehensive income	9,759	6,341

Total Shareholders' Equity	172,536	162,216

Total Liabilities and Shareholders' Equity	$2,414,265	$2,360,122

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

	Three Months Ended March 31,
	2004	2003

	(unaudited)

	(in thousands, except per share amounts)
Interest Income
Interest and fees on loans	$30,126	$26,661
Securities available for sale
Taxable	3,094	2,899
Tax-exempt	2,229	1,918
Other investments	166	142

Total Interest Income	35,615	31,620

Interest Expense
Deposits	6,202	7,171
Other borrowings	4,038	3,642

Total Interest Expense	10,240	10,813

Net Interest Income	25,375	20,807
Provision for loan losses	801	1,000

Net Interest Income After Provision for Loan Losses	24,574	19,807

Non-interest Income
Service charges on deposit accounts	3,641	3,271
Net gains on asset sales
Real estate mortgage loans	1,059	4,032
Securities	493	512
Title insurance fees	544	743
Manufactured home loan origination fees	289	358
Real estate mortgage loan servicing	(684)	(350)
Other income	2,095	1,849

Total Non-interest Income	7,437	10,415

Non-interest Expense
Compensation and employee benefits	11,099	9,641
Occupancy, net	1,823	1,598
Furniture and fixtures	1,390	1,320
Other expenses	6,346	5,496

Total Non-interest Expense	20,658	18,055

Income Before Income Tax	11,353	12,167
Income tax expense	2,910	3,350

Net Income	$8,443	$8,817

Net Income Per Share
Basic	$.43	$.45
Diluted	.42	.44
Dividends Per Common Share
Declared	$.16	$.13

Non-performing assets

	March 31, 2004	December 31, 2003

	(dollars in thousands)
Non-accrual loans	$8,393	$9,122
Loans 90 days or more past due and
still accruing interest	2,009	3,284
Restructured loans	308	335

Total non-performing loans	10,710	12,741
Other real estate	3,652	3,256

Total non-performing assets	$14,362	$15,997

As a percent of Portfolio Loans
Non-performing loans	0.63%	0.76%
Allowance for loan losses	1.04	1.06
Non-performing assets to total assets	0.59	.68
Allowance for loan losses as a percent of
non-performing loans	166	139

Allowance for loan losses

	Three months ended March 31,
	2004	2003

	(in thousands)
Balance at beginning of period	$17,728	$16,705
Additions (deduction)
Provision charged to operating expense	801	1,000
Recoveries credited to allowance	258	340
Loans charged against the allowance	(1,061)	(917)

Balance at end of period	$17,726	$17,128

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.19%	0.17%

	March 31, 2004			December 31, 2003

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)
Brokered CDs(1)	$378,958	2.4 years	2.50%	$416,566	2.3 years	2.43%
Fixed rate FHLB advances(1)	85,232	4.9 years	4.03	84,638	5.0 years	3.99
Variable rate FHLB advances(1)	121,700	0.5 years	1.28	104,150	0.4 years	1.30
Securities sold under agreements to
Repurchase(1)	150,539	0.2 years	1.18	140,969	0.3 years	1.22
Federal funds purchased	45,205	1 day	1.19	53,885	1 day	1.16

Total	$781,634	1.8 years	2.15%	$800,208	1.8 years	2.15%

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

	March 31, 2004	December 31, 2003

	(in thousands)
Subordinated debentures	$52,165	$52,165
Amount not qualifying as regulatory capital	(1,565)	(1,565)

Amount qualifying as regulatory capital	50,600	50,600

Shareholders' Equity
Preferred stock, no par value
Common Stock, par value $1.00 per share	19,691	19,569
Capital surplus	120,841	119,353
Retained earnings	22,245	16,953
Accumulated other comprehensive income	9,759	6,341

Total shareholders' equity	172,536	162,216

Total capitalization	$223,136	$212,816

Non-Interest Income

	Three months ended March 31,
	2004	2003

	(in thousands)
Service charges on deposit
accounts	$3,641	$3,271
Net gains (losses) on assets sales
Real estate mortgage loans	1,059	4,032
Securities	493	512
Title insurance fees	544	743
Bank owned life insurance	345	378
Manufactured home loan origination fees
and commissions	289	358
Mutual fund and annuity commissions	347	256
Real estate mortgage loan servicing	(684)	(350)
Other	1,403	1,215

Total non-interest income	$7,437	$10,415

	Three months ended March 31,
	2004	2003

	(in thousands)
Real estate mortgage loans originated	$159,419	$262,128
Real estate mortgage loans sold	68,734	229,744
Real estate mortgage loans sold with servicing rights released	7,681	16,757
Net gains on the sale of real estate mortgage loans	1,059	4,032
Net gains as a percent of real estate mortgage loans sold
("Loans Sale Margin")	1.54%	1.75%
SFAS #133 adjustments included in the Loan Sale Margin	0.06%	0.22%

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended March 31,
	2004	2003

	(in thousands)
Balance at beginning of period	$8,873	$4,455
Originated servicing rights capitalized	690	1,927
Amortization	(436)	(876)
(Increase)/decrease in impairment reserve	(1,045)	(165)

Balance at end of period	$8,082	$5,341

Impairment reserve at end of period	$1,767	$1,260

Non-Interest Expense

	Three months ended March 31,
	2004	2003

	(in thousands)
Salaries	$7,595	$6,291
Performance-based compensation and benefits	1,316	1,304
Other benefits	2,188	2,046

Compensation and employee benefits	11,099	9,641
Occupancy, net	1,823	1,598
Furniture and fixtures	1,390	1,320
Data processing	1,053	923
Communications	806	684
Loan and collection	747	942
Advertising	670	769
Supplies	444	464
Amortization of intangible assets	452	276
Legal and professional	289	92
Other	1,885	1,346

Total non-interest expense	$20,658	$18,055

Average Balances and Tax Equivalent Rates

	Three Months Ended March 31,
	2004			2003
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets	(dollars in thousands)
Taxable loans (1)	$1,718,396	$30,043	7.02%	$1,467,558	$26,504	7.28%
Tax-exempt loans (1,2)	6,867	128	7.50	11,988	242	8.19
Taxable securities	253,165	3,094	4.92	210,108	2,899	5.60
Tax-exempt securities (2)	198,908	3,527	7.13	165,236	3,037	7.45
Other investments	13,940	166	4.79	10,111	142	5.70

Interest Earning Assets	2,191,276	36,958	6.77	1,865,001	32,824	7.10

Cash and due from banks	45,700			41,139
Other assets, net	127,016			104,742

Total Assets	$2,363,992			$2,010,882

Liabilities
Savings and NOW	$720,065	972	0.54	$679,372	1,420	0.85
Time deposits	792,186	5,230	2.66	662,630	5,751	3.52
Other borrowings	438,137	4,038	3.71	336,681	3,642	4.39

Interest Bearing Liabilities	1,950,388	10,240	2.11	1,678,683	10,813	2.61

Demand deposits	183,908			160,241
Other liabilities	62,736			29,994
Shareholders' equity	166,960			141,964

Total liabilities and shareholders' equity	$2,363,992			$2,010,882

Tax Equivalent Net Interest Income		$26,718	.		$22,011

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.89%			4.75%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%